UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 19, 2015

TOMI Environmental Solutions, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-09908

Florida	59-1947988
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

9454 Wilshire Boulevard, Penthouse
Beverly Hills, CA 90212
(Address of principal executive offices, including zip code)

(800) 525-1698
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 3.02.    Unregistered Sales of Equity Securities.

a)  On June 19, 2015, the registrant sold 10,000,000 shares of common stock.

c)  The aggregate offering price was $4,500,000 with no underwriting discount or commission.

d)  The securities were sold pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, as a transaction not involving a public offering.

e)  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMI Environmental Solutions, Inc.

Date: June 25, 2015	By:	/s/ Halden Shane
Halden Shane
Principal Executive Officer

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